UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2025

MITESCO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53601	87-0496850
(State or another jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Beachland Blvd., Suite 1377
Vero Beach, Florida 32963

(Address of principal executive offices) (Zip Code)

(844) 383-8689

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities

On December 19, 2025 Miteco, Inc. ( the “Company”), entered into two (2) Senior Secured 10% Original Issue Discount Convertible Promissory Notes (the “2025 Bridge Notes”) with C/M Capital Master Fund, L.P. and WVP Emerging Manager Onshore Fund, LLC, each with a potential total funding of $1 million, with an initial funding of $150,000 and $100,000 respectively, for $250,000 in aggregate. The Notes were funded on December 22, 2025,. Under the terms of the 18-month notes, the Company is obligated to repay a total of $275,000 in aggregate as the notes include a 10% original issue discount. The note bears no interest unless in default, and may be converted into common stock of the Company at $0.15 per share, subject to certain adjustments. The obligations under the 2025 Bridge Notes are guaranteed by the subsidiaries of the Company and include a pledge of the securities the Company’s subsidiaries and a first priority senior security interest in all the Company’s assets.

The description of the 2025 Bridge Notes and all related ancillary documents represent summaries of such agreements and are qualified in their entirety by Exhibits 10.1 through 10.5 attached hereto and incorporated herein by reference.

The 2025 Bridge Notes, were sold pursuant to an exemption from registration under Section 4(a)(2) and Regulation D of the Securities Act of 1933. Securities issued in this offering have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements

Item 9.01 Financial Statements and Exhibits.

Exhibits	Description
10.1	Form of 2025 Bridge Note
10.2	Form of 2025 Bridge Note Security Purchase Agreement (SPA)
10.3	Form of 2025 Bridge Note Pledge Agreement
10.4	Form of 2025 Bridge Note Guarantee Agreement
10.5	Form of 2025 Bridge Note Security Agreement
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2025	MITESCO, INC.

	By:	/s/ Mack Leath
Mack Leath
Chairman and CEO

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